                                                                  EXHIBIT 10.15

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of May 5, 1998, between NationsRent, Inc., a Delaware corporation (together with its successors and permitted assigns, the "Company"), and Bode-Finn Limited Partnership, an Ohio limited partnership (the "Partnership"), and Raymond E. Mason Foundation, an Ohio nonprofit corporation (the "Foundation" and together with the Partnership, and their successors and permitted assigns, the "Holder").

         WHEREAS, the Company and the Holder are parties to that certain Stock Purchase Agreement, dated March 24, 1998, by and between the Company, the Holder, Raymond E. Mason, Jr., Raymond E. Mason, III, Michael D. Mason, and Bruce R. Mason (the "Purchase Agreement");

         WHEREAS, pursuant to the Purchase Agreement and as partial consideration for its purchase of all of the outstanding capital stock of The Bode-Finn Company, an Ohio corporation (the "Bode- Finn Stock"), the Company has issued (i) a Convertible Subordinated Promissory Note, dated as of the date hereof, in the principal amount of $8,080,000 in favor of the Partnership (the "Partnership Note"), and (ii) a Convertible Subordinated Promissory Note, dated as of the date hereof, in the principal amount of $1,920,000 in favor of the Foundation (the "Foundation Note", and together with the Partnership Note, the "Notes"), and has entered into a (i) Warrant Agreement, dated as of the date hereof, by and between the Company and the Partnership (the "Partnership Warrant"), and (ii) a Warrant Agreement, dated as of the date hereof, by and between the Company and the Foundation (the "Foundation Warrant," and together with the Partnership Warrant, the "Warrants").

         WHEREAS, pursuant to the Purchase Agreement, and as additional consideration for the Bode-Finn Stock, the Company has agreed to provide to the Holder registration rights as set forth in this Agreement with respect to the shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), that the Holder would obtain upon conversion of the Notes and upon exercise of the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. DEFINITIONS. In addition to the terms that are defined above, capitalized terms not defined herein shall have the meanings ascribed thereto in the Purchase Agreement and the following terms shall have the following meanings as used in this Agreement:

         "Affiliate" shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the "controlled" Person, whether through ownership of stock or partnership interests, by contract, agreement or understanding (whether oral or written), or otherwise.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Holders" shall mean Holder, any Affiliate of Holder (other than the Company) and any transferees of Holder who are holders of record of any Registrable Shares, and any combination of them.

         "IPO Date" shall mean the date on which the Company consummates an underwritten initial public offering covering the sale of its Common Stock registered under the Securities Act.

         "NASD" shall mean National Association of Securities Dealers, Inc.

         "Other Holders" shall mean Persons who are holders of record of equity securities of the Company who acquire outstanding shares of Common Stock pursuant to a transaction with the Company and to whom the Company grants registration rights pursuant to a written agreement.

         "Person" shall mean any individual, corporation, association, partnership, group (as defined in Section 13(d)(3) of the Exchange Act), limited liability company, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Registrable Shares" shall mean: (i) any Common Stock issued to Holder upon exercise of the Warrant or upon conversion of the Note; and (ii) any equity securities of the Company issued or distributed after the date hereof in respect of the Common Stock referred to in clause (i) above by way of any stock dividend, stock split or other distribution, recapitalization or reclassification, and any equity securities of the Company acquired by a Holder upon exercise or conversion of any such securities. As to any particular Registrable Shares, such Registrable Shares shall cease to be Registrable Shares when (A) they shall have been sold, transferred or otherwise disposed of or exchanged pursuant to a Registration Statement under the Securities Act, (B) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) they shall have been otherwise transferred and the Company shall have delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing any legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act, (D) they have been sold, assigned, pledged, hypothecated or otherwise disposed of by the Holder in a transaction in which the Holder's rights under this Agreement are not assigned or assignable, or (E) the rights of the Holder under Section 2 or 4 shall have terminated pursuant to
Section 11.

         "Registration Expenses" shall have the meaning set forth in Section 7(b) hereof.

         "Registration Period" shall mean the period (i) beginning on the IPO Date and (ii) ending on the earlier of (A) the third anniversary of the IPO Date, and (B) the date that the Company is no longer a reporting company under the Exchange Act.

         "Registration Statement" shall mean any appropriate Registration Statement, including, without limitation, and subject to the terms and provisions contained herein, a Registration Statement on Form S-1, Form S-2 or Form S-3 or any successor form thereto, of the Company in a registration that covers the sale of any of the Registrable Shares pursuant to the provisions of Sections 2 or 4 of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

         "SEC" shall mean the Securities and Exchange Commission or any successor agency thereto.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.  INCIDENTAL REGISTRATIONS

         (a) RIGHT TO INCLUDE REGISTRABLE SHARES. Each time following the IPO Date that the Company shall determine to file a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any Common Stock (other than registration statements relating to (i) the sale of securities pursuant to an employee benefit plan on Form S-8 or any other available form, (ii) the offering of securities in connection with a merger, consolidation or otherwise on Form S-4 or any other available form, (iii) Common Stock in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, (iv) the offering of Common Stock registered on Form S-3 relating to a dividend reinvestment plan, or (v) an offering of Common Stock on any form which does not include substantially the same information as would be included in a registration statement covering the sale of the Registrable Securities) either by it or by any holders of its outstanding Common Stock, the Company will give prompt written notice of its determination to each Holder and of such Holder's rights under this Section 2, at least 45 days prior to the anticipated filing date of such Registration Statement. Upon the written request of each Holder made within 21 days after the receipt of any such notice from the Company, (which request shall specify the Registrable Shares intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Holders thereof; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Shares and thereupon shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and (ii) if such registration involves an underwritten offering, all Holders of Registrable Shares requesting to be included in the Company's registration must sell their Registrable Shares to the underwriters on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 2(a) involves an underwritten offering, any Holder of Registrable Shares requesting to be included in such registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

         (b) PRIORITY IN INCIDENTAL REGISTRATION. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter or underwriters in good faith advises the Company in writing that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the largest number which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering (i) if the registration is a primary registration on behalf of the Company, (A) first, the securities proposed to be registered by the Company, and
(B) second, the Registrable Shares and the securities held by Other Holders requested to be included in such registration pro rata in accordance with the numbers of securities requested to be included by all Holders of Registrable Shares and Other Holders requesting to be included; and (ii) if the registration is a secondary registration on behalf of Other Holders, the Registrable Shares and securities of the Other Holders included in such registration pro rata in accordance with the numbers of securities requested to be included by the Holders of Registrable Shares and the numbers of other securities proposed to be registered by the Other Holders. The Company will not grant any registration rights having priorities that conflict or are otherwise inconsistent with this
Section 2(b).

         3. HOLDBACK AGREEMENTS. If any registration of Registrable Shares shall be in connection with an underwritten public offering, the Holders agree not to effect any public sale or distribution (except in connection with such public offering), of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), during the 180-day period (or such lesser period as the managing underwriter or underwriters may permit) beginning on the effective date of such registration, if, and to the extent, the managing underwriter or underwriters of any such offering determines such action is necessary or desirable to effect such offering; provided, however, that each Holder has received the written notice required by Section 2(a) hereof.

         4.  REGISTRATION ON REQUEST.

         (a) REQUEST BY HOLDERS. At any time subsequent to six months following the IPO Date, subject to Section 11 hereof, upon the written request of the Holders of at least 25% of the Registrable Shares that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Shares (the date on which such request is received is hereinafter referred to as the "Demand Registration Date"), and specifying the amount (which shall not be less than 50% of the outstanding Registrable Shares held by each Holder that requests registration) and intended method of disposition thereof, the Company will promptly give notice of such requested registration to all Other Holders of Registrable Shares and, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of: (i) the Registrable Shares which the Company has been so requested to register by Holders of at least 25% of the Registrable Shares; and (ii) all other Registrable Shares which the Company has been requested to register by any Other Holder thereof by written request received by the Company within 21 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Shares); provided, however, that in no event shall the Company be required to effect more than two registrations pursuant to this Section 4. Promptly after the expiration of the 21-day period referred to in clause (ii) above, the Company will notify all the Holders to be included in the registration of the Other Holders and the number of shares of Registrable Shares requested to be included therein. The Holders initially requesting a registration pursuant to this Section 4 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to the Company revoking such request; provided, however, that, in the event the Holders shall have made a written request for a demand registration (i) which is subsequently withdrawn by the Company at the request of the Holders after the Company has filed a Registration Statement with the SEC in connection therewith which has been declared effective by the SEC or (ii) which is not declared effective solely as a result of the failure of Holders to take all actions reasonably required in order to have the registration and the related Registration Statement declared effective by the SEC, then, in any such event, such demand registration shall be counted as a demand registration for purposes of this
Section 4(a).

         (b) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 4 will not be deemed to have been effected unless it has become effective under the Securities Act and has remained effective until all shares included in such registration may be immediately sold by the Holders included in such registration under Rule 144 during any 90-day period. In addition, if within 60 days after it has become effective, the offering of Registrable Shares pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected for purposes of this
Section 4.

         (c) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter or underwriters in good faith advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Shares) exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, Registrable Shares requested to be included in such registration by any Holder and the securities held by Other Holders requested to be included in such registration pro rata among such Holders and Other Holders on the basis of the number of securities requested to be included by such Holders and Other Holders and (ii) second, securities of the Company proposed by the Company to be sold for its own account.

         5.  REGISTRATION PROCEDURES.

         (a) If and whenever the Company is required by the provisions of Sections 2 or 4 hereof to use its best efforts to effect or cause the registration of Registrable Shares, the Company shall as expeditiously as possible:

             (i) prepare and, in any event within 45 days after the Demand Registration Date, file with the SEC a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective; provided, however, that at least five business days before filing such Registration Statement, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Shares covered by such Registration Statement copies of the Registration Statement and the Company will not, unless the Company reasonably determines such is required by applicable law, include any information as to the Holders in any such Registration Statement or any amendment, prospectus or supplement thereto (including any document incorporated by reference) to which counsel for the Holders reasonably objects;

            (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 90 days (180 days in the case of the Second Request) and to comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder with respect to the disposition of all the securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement; provided, however, that (A) at least five business days before filing any such amendments or supplements thereto containing personal information relating to the Holders, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Shares covered by such Registration Statement copies of all documents proposed to be filed and (B) the Company will notify each Holder of Registrable Shares covered by such Registration Statement of any stop order issued or threatened by the SEC, any other order suspending the use of any preliminary prospectus or of the suspension of the qualification of the Registration Statement for offering or sale in any jurisdiction, and take all reasonable actions required to prevent the entry of such stop order, other order or suspension or to remove it if entered;

         (iii) furnish to each Holder and each underwriter, if applicable, of Registrable Shares covered by such Registration Statement, without charge, such number of confirmed copies of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus and preliminary prospectuses included in such Registration Statement, in conformity with the requirements of the Securities Act, and such other documents as each Holder of Registrable Shares covered by such Registration Statement may reasonably request in order to facilitate the disposition of the Registrable Shares by such Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each of the Holders and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Shares covered by the prospectus or any amendment or supplement thereto);

         (iv) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify such Registrable Shares covered by such registration statement under the state securities or blue sky laws of such jurisdictions as each Holder of Registrable Shares covered by such Registration Statement and, if applicable, each underwriter, may reasonably request, use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period the Registration Statement is required hereunder to be kept effective and do any and all other acts and things which may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Holder (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

         (v) if, at any time when a Prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such Prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, immediately give written notice thereof to each Holder and the managing underwriter or underwriters, if any, of such Registrable Shares and prepare and furnish to each such Holder a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (vi) on or prior to the effective date of the Registration Statement, use its best efforts to list such Registrable Shares on any securities exchange on which similar securities of the Company are then listed, and enter into customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and provide a transfer agent and registrar for such Registrable Shares covered by such Registration Statement not later than the effective date of such Registration Statement;

         (vii) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as each Holder of Registrable Shares being sold or the underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares, including customary indemnification provisions and opinions;

         (viii) if a requested registration pursuant to this Section 5 involves an underwritten offering, use its best efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the underwriters retained by such Holders shall reasonably request;

         (ix) make available for inspection by representatives of any Holder of Registrable Shares covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries' as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information and respond to all inquiries reasonably requested by such Holders or any such representative, underwriter, attorney, accountant or agent in connection with such Registration Statement;

         (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

         (xi) use its best efforts to provide a CUSIP number for all Registrable Shares not later than the effective date of the applicable Registration Statement, and provide the applicable transfer agents with printed certificates for the Registrable Shares which are in a form eligible for deposit with the Depository Trust Company;

         (xii) notify counsel for the Holders of Registrable Shares included in such Registration Statement and the managing underwriter or underwriters, if any, immediately and confirm the notice in writing, (A) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amendment Prospectus shall have been filed, (B) of the receipt of any comments from the SEC and (C) of any request of the SEC to amend the Registration Statement or amend or supplement the Prospectus or for additional information;

         (xiii) cooperate with each seller of Registrable Shares and each underwriter, if any, participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with NASD;

         (xiv) during the period when the Prospectus is required to be delivered under the 1933 Act, promptly file all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act.

         (xv) if requested by the managing underwriter or underwriters, if any, or any of the Holders, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters reasonably requests, or any of the Holders reasonably requests, to be included therein, including, without limitation, with respect to the principal amount of Registrable Shares being sold by any of the Holders to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

         (xvi) as promptly as practicable after filing with the SEC of any document which is listed as an exhibit to the Registration Statement or incorporated by reference therein, deliver a copy of such document to each of the Holders and the managing underwriter or underwriters, if any; and

         (xvii) cooperate with each of the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or any of the Holders may request at least two business days prior to the closing of any sale of Registrable Shares;

         (b) Each Holder of Registrable Shares hereby agrees that, upon receipt of any notice from the Company of the happening of any event of the type described in Section 5(a)(vi) hereof, such Holder shall forthwith discontinue disposition of such Registrable Shares covered by such Registration Statement or related Prospectus until such Holder's receipt of the copies of the supplemental or amended Prospectus contemplated by Section 5(a)(vi) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 5(a)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(vi) hereof and including the date when such Holder shall have received the copies of the supplemental or amended Prospectus contemplated by Section 5(a)(vi) hereof. If for any other reason the effectiveness of any Registration Statement filed pursuant to Section 4 hereof is suspended or interrupted prior to the expiration of the time period regarding the maintenance of the effectiveness of such Registration Statement required by Section 5(a)(ii) hereof so that Registrable Shares may not be sold pursuant thereto, the applicable time period shall be extended by the number of days equal to the number of days during the period beginning with the date of such suspension or interruption to and ending with the date when the sale of Registrable Shares pursuant to such Registration Statement may be recommenced.

         (c) Each Holder hereby agrees to provide the Company, upon receipt of its request, with such information about such Holder to enable the Company to comply with the requirements of the Securities Act and to execute such certificates as the Company may reasonably request in connection with such information and otherwise to satisfy any requirements of law.

         6. UNDERWRITTEN REGISTRATIONS. Subject to the provisions of Sections 2, 3 and 4 hereof, any of the Registrable Shares covered by a Registration Statement may be sold in an underwritten offering at the discretion of the Holder thereof. In the case of an underwritten offering pursuant to Section 2 hereof, the managing underwriter or underwriters that will administer the offering shall be selected by the Company. In the case of any underwritten offering pursuant to Section 4 hereof, the managing underwriter or underwriters that will administer the offering shall be selected by the Holders of a majority of the Registrable Shares to be registered, provided, that such underwriter or underwriters are reasonably satisfactory to the Company.

         7.        EXPENSES.

         (a) The fees, costs and expenses of all registrations in accordance with Section 2 and Section 4 hereof shall be borne by the Company, subject to the provisions of Section 7(b) hereof.

         (b) The fees, costs and expenses of registration to be borne as provided in Section 7(a) hereof shall include, without limitation, all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all SEC and stock exchange or NASD registration and filing fees and expenses, reasonable fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules of NASD, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters, if any or for the Selling Holders, in connection with blue sky qualifications, if any of the Registrable Shares), rating agency fees, printing expenses (including expenses of printing certificates for Registrable Shares and Prospectuses), messenger, telephone and delivery expenses, the fees and expenses incurred in connection with the listing of the securities to be registered upon each secured exchange or national market system on which similar securities issues by the Company are then listed, fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit and "cold comfort" letters required by or incident to such performance and compliance), securities laws liability insurance (if the Company in its sole discretion decides to obtain such insurance), the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (including, without limitation, expenses relating to "road shows" and other marketing activities), the reasonable fees of one counsel for the Holders in connection with each such registration retained by the Holders of a majority of the Registrable Shares being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any undewriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares by such Holders) (collectively, "Registration Expenses").

         8.  INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 2 or 4 hereof, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each of the Holders of any Registrable Shares covered by such Registration Statement, each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, general and limited partners, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which any Indemnified Party may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) or expenses arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto; (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or
(iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder for use in the preparation thereof; provided, further, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon the failure of an Indemnified Party to deliver any amendment or supplement to a Registration Statement which corrects any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement to which such amendment or supplement pertains. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and shall survive the transfer of such securities by such Holder.

         (b) INDEMNIFICATION BY THE HOLDERS AND UNDERWRITERS. The Company may require, as a condition to including any Registrable Shares in any Registration Statement filed in accordance with Sections 2 or 4 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the Holders of such Registrable Shares or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a) hereof) the Company with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to the Holders of the Registrable Shares being registered or such underwriter furnished to the Company by such Holders or such underwriter for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons, and shall survive the transfer of such securities by such Holder.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and its respective controlling Persons, directors, officers, general or limited partners, employees or agents who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against such indemnifying party under this Section 8 if: (i) the employment of such counsel shall have been authorized in writing by such indemnifying party in connection with the defense of such action; (ii) the indemnifying party shall not have within a reasonable time employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action or counsel; or (iii) any indemnified party shall have reasonably concluded based upon written advice of counsel that there may be defenses available to such indemnified party or its respective controlling Persons, directors, officers, employees or agents which are in conflict with those available to an indemnifying party; provided, however, that the indemnifying party shall not be obligated to pay for more than the expenses of one firm of separate counsel for the indemnified party (in addition to the reasonable fees and expenses of one firm serving as local counsel). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 8 shall for any reason be unavailable to any indemnified party under Section 8(a) or 8(b) hereof or is insufficient to hold it harmless in respect of any loss, claim, damage or liability, or any action in respect of any loss, claim, damage or liability, or any action in respect thereof referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnified party and indemnifying party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the indemnified party and indemnifying party with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 8(d), no Holder of Registrable Shares shall be required to contribute an amount greater than the dollar amount of the net proceeds received by such Holder with respect to the sale of any such Registrable Shares. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

         9. RULE 144. The Company covenants that following the IPO Date it will file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and it will take such further action as any Holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         10. LIMITED LIABILITY. Notwithstanding any other provision of this Agreement, neither the general partners, limited partners or managing directors, or any directors or officers of any general or limited partners, nor any future general partners, limited partners or managing directors, if any, of the Holders shall have any personal liability for performance of any obligation of the Holders under this Agreement.

         11. TERMINATION OF REGISTRATION RIGHTS. The right of any Holder to request registration pursuant to Section 4 shall terminate on the IPO Date if all Registrable Shares held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the IPO Date as all Registrable Shares held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

         12. ASSIGNABILITY. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Shares. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Holders of a majority of the Registrable Shares; and except for assignment to the partners of the Partnership or immediate family members of the partners of the Partnership, or by will or, in default thereof, by operation of law, any Holder may not assign its rights hereunder without the prior written consent of the Company. Any purported assignment in violation of this Section 12 shall be void.

         13. NOTICES. Any and all notices, requests, demands, claims or any other communication shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid), guaranteed overnight delivery or confirmed facsimile transmission:

         (a)      If to the Company, at:

                  NationsRent, Inc.
                  LeVeque Tower
                  50 West Broad Street
                  Columbus, Ohio  43215
                  Attention:  Gene J. Ostrow
                  Telephone:  (614) 461-7940
                  Facsimile:  (614) 461-7943

                  With a copy to:

                  Squire, Sanders & Dempsey L.L.P.
                  41 South High Street
                  Columbus, Ohio  43215
                  Attention:  Patrick J. Dugan, Esq.
                  Telephone:  (614) 365-2700
                  Facsimile:  (614) 365-2499

         (b) If to any Holder, to the address appearing on the books of the Company or of the transfer agent and registrar for its Common Stock.

         All such notices and communications shall be deemed to have been duly given and effective: when delivered by hand, if personally delivered; two business days after being deposited in the mail. postage prepaid, if mailed; and when receipt acknowledged, if telecopied.

         14. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

         15. SEVERABILITY. If any provision of this Agreement or any portion thereof is finally determined to be unlawful or unenforceable, such provision or portion thereof shall be deemed not to be a part of this Agreement and any portion of such invalidated provision that is not invalidated by such a determination, shall remain in full force and effect.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

         17. AMENDMENTS, WAIVERS. This Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the holders of a majority of the Registrable Shares; provided, however, that no such amendment, supplement, modification or waiver shall deprive any Holder of any rights under Sections 2 or 4 hereof without the consent of such Holder.

         18. CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not to be used to construe the provisions of this Agreement.

         19. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter of this Agreement and supersedes all prior discussions, agreements, understandings and representations, whether oral or written, concerning the subject matter hereof.

         20. GOVERNING LAW. This Agreement is made pursuant to, and this Agreement and the rights and obligations of the parties hereunder, shall be governed by, construed and interpreted in accordance with the laws of the State of Ohio, without regard to that state's conflicts of laws principles.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.

NATIONSRENT, INC.

By:      /s/ Gene J. Ostrow
   ----------------------------------------------
Name:         Gene J. Ostrow
     --------------------------------------------
Title:        Executive Vice President
      -------------------------------------------


BODE-FINN LIMITED PARTNERSHIP


By:      /s/ Raymond E. Mason
   ----------------------------------------------
Name:         Raymond E. Mason
     --------------------------------------------
Title:        Managing Partner
      -------------------------------------------


RAYMOND E. MASON FOUNDATION

By:      /s/ Raymond E. Mason
   ----------------------------------------------
Name:         Raymond E. Mason
     --------------------------------------------
Title:        Chairman
      -------------------------------------------